UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2024

GREENBROOK TMS INC.
(Exact name of registrant as specified in its charter)

Ontario	001-40199	98-1512724
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employee Identification No.)

890 Yonge Street, 7th Floor
Toronto, Ontario Canada
M4W 3P4
(Address of Principal Executive Offices)

(866) 928-6076
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On November 29, 2024, Greenbrook TMS Inc. (the “Company”) issued a press release announcing its operational and financial results for the quarter ended September 30, 2024. The press release also announced that the Company is expecting to close the previously announced plan of arrangement in accordance with the Business Corporations Act (Ontario) (the “Arrangement”), pursuant to which the Company will be acquired by Neuronetics, Inc. (“Neuronetics”), in early December 2024, or as soon as practicable thereafter. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

On November 29, 2024, the Company also released its interim report for the quarter ended September 30, 2024 (the “Interim Report”) to satisfy its ongoing disclosure obligations as a Canadian reporting issuer. The Interim Report includes the Company’s financial statements for the quarter ended September 30, 2024, which have been prepared in accordance with International Financial Reporting Standards (“IFRS”), together with Management’s Discussion and Analysis relating thereto and certifications of the Company’s Chief Executive Officer (“CEO”) and Chief Financial Officer (“CFO”), in each case, as required by Canadian securities laws. A copy of the Interim Report is furnished herewith as Exhibit 99.2 and copies of the Canadian CEO and CFO certifications are furnished herewith as Exhibits 99.3 and 99.4, respectively, and each is incorporated by reference herein.

The information contained in this Current Report on Form 8-K under Item 7.01, including the attached Exhibits 99.1, 99.2, 99.3 and 99.4, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in this Current Report on Form 8-K under Item 7.01 shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or any filing under the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events

The Company expects to file a Form 15 shortly after the closing of the Arrangement, to suspend the Company’s reporting obligations under Section 15(d) of the Exchange Act, following which the Company will no longer be required to file periodic reports under the Exchange Act. As such, the Company does not expect to file its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024.

Cautionary Note Regarding Forward-Looking Information

Certain information in this Current Report on Form 8-K, including, but not limited to, information relating to the closing of the Arrangement, constitute forward-looking information within the meaning of applicable securities laws in Canada and the United States, including the United States Private Securities Litigation Reform Act of 1995 (collectively, “forward-looking information”). Forward-looking information may also relate to the Company’s future financial and liquidity outlook and anticipated events or results and may include information regarding the Company’s business, financial position, results of operations, business strategy, growth plans and strategies, technological development and implementation, budgets, operations, financial results, taxes, dividend policy, plans and objectives. In some cases, forward-looking information can be identified by the use of forward-looking terminology such as “plans”, “targets”, “expects” or “does not expect”, “is expected”, “an opportunity exists”, “is positioned”, “estimates”, “outlook”, “forecasts”, “projection”, “prospects”, “strategy”, “intends”, “assumes”, “anticipates” or “does not anticipate” or “believes”, or variations of such words and phrases or statements that certain actions, events or results “may”, “should”, “could”, “would”, “might”, “will” or “will be taken”, “occur” or “be achieved”. In addition, any statements that refer to expectations, intentions, projections or other characterizations of future events or circumstances contain forward-looking information. Statements containing forward-looking information are not historical facts but instead represent management’s expectations, estimates and projections regarding future events or circumstances.

Forward-looking information is necessarily based on a number of opinions, assumptions and estimates that, while considered reasonable by the Company as of the date of this Current Report on Form 8-K, are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements or future events or developments to differ materially from those expressed or implied by the forward-looking statements, including, without limitation: macroeconomic factors such as inflation and recessionary conditions, substantial doubt regarding the Company’s ability to continue as a going concern due to recurring losses from operations; inability to increase cash flow and/or raise sufficient capital to support the Company’s operating activities and fund its cash obligations, repay indebtedness and satisfy the Company’s working capital needs and debt obligations; prolonged decline in the price of the common shares of the Company reducing the Company’s ability to raise capital; inability to satisfy debt covenants under the Company’s credit agreement (the “Credit Agreement”) and the potential acceleration of indebtedness; risks related to the ability to continue to negotiate amendments to the Credit Agreement to prevent a default; risks relating to maintaining an active, liquid and orderly trading market for the common shares of the Company as a result of our delisting from trading on the Nasdaq Capital Market of the Nasdaq Stock Market LLC; risks related to the Company’s negative cash flows, liquidity and its ability to secure additional financing; increases in indebtedness levels causing a reduction in financial flexibility; inability to achieve or sustain profitability in the future; inability to secure additional financing to fund losses from operations and satisfy the Company’s debt obligations and obligations under the arrangement agreement dated August 11, 2024 between Neuronetics and the Company; risks relating to completion of the Arrangement or any other strategic alternatives to the Arrangement should it fail to be consummated, including restructuring or refinancing of the Company’s debt, seeking additional debt or equity capital, reducing or delaying the Company’s business activities and strategic initiatives, or selling assets, other strategic transactions and/or other measures, including obtaining bankruptcy protection, and the terms, value and timing of any transaction resulting from that process; risks and uncertainties related to the Arrangement, including the timing for completion thereof and the ability to achieve the benefits expected to be derived therefrom; claims made by or against the Company, which may be resolved unfavorably to us; risks relating to the Company’s dependence on Neuronetics as its exclusive supplier of TMS devices; risks and uncertainties relating to the restatement of our financial statements for the year ended December 31, 2022 and the quarter ended September 30, 2023, including any potential litigation and/or regulatory proceedings as well as any adverse effect on investor confidence and our reputation. Additional risks and uncertainties are discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and in the Company’s other materials filed with the Canadian securities regulatory authorities and the United States Securities and Exchange Commission from time to time, available at www.sedarplus.ca and www.sec.gov, respectively. These factors are not intended to represent a complete list of the factors that could affect the Company; however, these factors should be considered carefully. There can be no assurance that such estimates and assumptions will prove to be correct. The forward-looking statements contained in this Current Report on Form 8-K are made as of the date of this Current Report on Form 8-K, and the Company expressly disclaims any obligation to update or alter statements containing any forward-looking information, or the factors or assumptions underlying them, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated November 29, 2024

99.2	Interim report for the quarter ended September 30, 2024

99.3	Certification of William Leonard, Chief Executive Officer, pursuant to Canadian law

99.4	Certification of Peter Willett, Chief Financial Officer, pursuant to Canadian law

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 29, 2024

Greenbrook TMS Inc.

By:	/s/ Bill Leonard
Name:	Bill Leonard
Title:	President & Chief Executive Officer